Exhibit 10.48
AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT AND
LIMITED CONSENT
THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT AND LIMITED CONSENT (this “Amendment”) is entered into as of March 18, 2010, by and among KMG Chemicals, Inc., a Texas corporation (“KMG Chemicals”), KMG-Bernuth, Inc., a Delaware corporation (“KMG-Bernuth”), KMG Electronic Chemicals, Inc., a Texas corporation (“KMG ECI” and, together with KMG Chemicals and KMG-Bernuth, collectively, the “Companies” and each, individually, a “Company”), and the undersigned holders of Notes (as hereinafter defined).
Recitals
A. The Companies entered into a Note Purchase Agreement dated as of December 31, 2007 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 6, 2009, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), with the several Purchasers (as defined in the Note Agreement) listed in the Purchaser Schedule attached thereto, pursuant to which the Companies issued and sold to such Purchasers the Companies’ 7.43% Senior Secured Notes due December 31, 2014, in the aggregate principal amount of $20,000,000 (together with any such promissory notes that may have been issued in substitution or exchange therefor prior to the date hereof, the “Notes”).
B. The Companies have requested that the holders of Notes consent to an increase in the maximum principal amount of the Credit Agreement Obligations (as defined in the Note Agreement) from $70,000,000 to $85,000,000, as set forth in this Amendment, and the undersigned holders of Notes, subject to the terms and conditions set forth herein, are willing to consent to such increase.
C. The Companies desire to make certain amendments and modifications to the Note Agreement, as set forth in this Amendment, and the undersigned holders of Notes, subject to the terms and conditions set forth herein, are willing to agree to such amendments and modifications.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.
2. Amendments to Schedule B (Defined Terms).
(a) Schedule B of the Note Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical position therein:
“General Chemical Acquisition” means the Acquisition described in the General Chemical Acquisition Agreement for a purchase price in an amount not to exceed $25,500,000, subject to adjustment for inventory and proration as provided therein.

“General Chemical Acquisition Agreement” means that certain Asset Purchase Agreement dated February 25, 2010, by and between General Chemical Performance Products LLC and KMG ECI.
(b) The definition of “Permitted Acquisition” in Schedule B of the Note Agreement is hereby amended by: (i) deleting the word “and” at the end of clause (c) thereof; (ii) deleting the period (.) at the end of clause (d) thereof and inserting a semicolon (;) and the word “and” at the end of clause (d) thereof; and (iii) adding a new clause (e), to read in full as follows: “(e) the General Chemical Acquisition.”
3. Amendment to Section 10.1(b) (Financial Covenants). Section 10.1(b) of the Note Agreement is hereby amended by restating it in its entirety to read as follows:
(b) a ratio of (i) Funded Debt to (ii) the sum of Funded Debt plus Equity Owners’ Equity of not more than 50% from May 1, 2009 through the stated maturity date of the Notes.
4. Limited Consent. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Companies set forth herein, the undersigned holders of Notes hereby consent to the execution, delivery and performance of the Companies’ obligations under the Second Amendment to Amended and Restated Credit Agreement, dated as of March 18, 2010 (the “Credit Agreement Amendment”), among the Companies and the Lender Parties, including the increase in the maximum principal amount of the Credit Agreement Obligations from $70,000,000 to $85,000,000 effected thereby, to the extent that such Credit Agreement Amendment would otherwise violate Section 10.13(f) of the Note Agreement. This consent shall not be a precedent for any subsequent requested waiver of (or consent under) this or any other covenant or other provision of the Note Agreement.
5. Representations and Warranties of the Companies. Each Company hereby represents and warrants that it is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect. Each Company has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Note Agreement as amended hereby. The execution and delivery by each Company of this Amendment and the performance by each such Company of its obligations under this Amendment and the Note Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each Company. Each Company has duly executed and delivered this Amendment, and this Amendment and the Note Agreement as amended hereby constitute the legal, valid and binding obligations of each Company, enforceable against each such Company in accordance with its terms.

6. Conditions to Effectiveness. The parties hereto agree that this Amendment and the consent and amendments to the Note Agreement contained herein shall become effective, as of the date first written above (the “Effective Date”), upon the satisfaction of each of the following conditions:
(a) Representations and Warranties. Each of the representations and warranties made in this Amendment and the other Note Documents shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.
(b) No Default or Event of Default. No Default or Event of Default shall exist, both before and after giving effect to this Amendment.
(c) Execution and Delivery of this Amendment. The holders of Notes shall have received a copy of this Amendment executed and delivered by the Companies and the Required Holders.
(d) Credit Agreement Amendment. The holders of Notes shall have received a copy of the Credit Agreement Amendment executed and delivered by the Companies and the Lender Parties, which Credit Agreement Amendment shall be in form and substance satisfactory to the Required Holders.
(e) Closing of the General Chemical Acquisition. The Closing (as defined in the General Chemical Acquisition Agreement) shall have been completed in all respects, the Purchase Price (as defined in the General Chemical Acquisition Agreement) shall have been paid, all conditions to the Closing shall have been satisfied or waived, and the documents delivered by the parties to the General Chemical Acquisition Agreement shall be final and binding on the parties thereto.
(f) Closing Certificates. The holders of Notes shall have received Closing Certificates executed and delivered by the Companies, which Closing Certificates shall be in form and substance satisfactory to the Required Holders.
(g) Security Documents. The Companies shall have executed and delivered to the Collateral Agent, for the benefit of the holders of the Notes (with a copy delivered to the holders of Notes), the following documents, in form and substance satisfactory to the Collateral Agent and the Required Holders (which documents shall be Security Documents):
(i)	Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement relating to real property in Hollister, California;

(ii)	First Amendment to Deed of Trust and Security Agreement relating to real property owned by KMG ECI in Pueblo County, Colorado;

(iii)	First Amendment to Mortgage and Security Agreement relating to real property owned by, KMG-Bernuth in Doniphan County, Kansas;

(iv)	ALTA Loan Policy of Title Insurance relating to property in Hollister, California;

(v)	ALTA Form 11 Endorsement to the Loan Policy of Title Insurance relating to real property owned by KMG ECI in Pueblo County, Colorado; and

(vi)	ALTA Form 11 Endorsement to the Loan Policy of Title Insurance relating to real property owned by KMG-Bernuth in Doniphan County, Kansas.
7. Miscellaneous.
(a) References to Note Agreement. Upon and after the date of this Amendment, each reference to the Note Agreement in the Note Agreement, the Notes or any other instrument or agreement entered into in connection therewith or otherwise related thereto shall mean and be a reference to the Note Agreement as amended by this Amendment.
(b) Ratification and Confirmation. Except as specifically amended herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.
(c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of Notes, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Note Agreement, any Note or any other instrument or agreement entered into in connection therewith or otherwise related thereto.
(d) Note Document. This Amendment is a Note Document and all of the provisions of the Note Agreement that apply to Note Documents apply hereto.
(e) Expenses. Each Company agrees to pay promptly all expenses of the holders of Notes related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the holders’ special counsel.
(f) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
(g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, ..tif format or other format in which the text is not readily modifiable by any recipient thereof.
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

KMG CHEMICALS, INC.
By:	/s/ J. Neal Butler
	Name:	J. Neal Butler
	Title:	President and Chief Executive Officer

KMG-BERNUTH, INC.
By:	/s/ J. Neal Butler
	Name:	J. Neal Butler
	Title:	President and Chief Executive Officer

KMG ELECTRONIC CHEMICALS, INC.
By:	/s/ J. Neal Butler
	Name:	J. Neal Butler
	Title:	President and Chief Executive Officer

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

Signature page to Amendment No. 2 to Note Purchase Agreement and Limited Consent